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                           BERGER NEW GENERATION FUND
                             (Institutional Shares)

                       SUPPLEMENT DATED DECEMBER 18, 2001
                      TO PROSPECTUS DATED JANUARY 29, 2001


Berger LLC, investment manager for Berger Funds, announced plans for a realignment of its growth funds subject to final approval by the Fund's trustees and shareholders. Plans call for the reorganization of Berger New Generation Fund into Berger Mid Cap Growth Fund.

As a result of the realignment, effective December 28, 2001, Berger LLC Executive Vice President and Chief Investment Officer Jay W. Tracey III and Berger LLC Vice President and Portfolio Manager Paul A. LaRocco will be appointed interim portfolio managers of Berger New Generation Fund, succeeding current manager to the Fund, Mark S. Sunderhuse.

The section "Organization of the Fund" of the Prospectus is amended accordingly.